EXHIBIT A



(Form of Face of Receipt)

AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES

of

CORPORACION MAPFRE-Compania
Internacional de Reaseguros,
S.A.

(Incorporated under the laws
of Spain)



No.American Depositary Shares

Each such share representing
one fifth (1/5) of an
ordinary
share, each having a par value
of 500 pesetas)


1.  THE BANK OF NEW YORK, a
New York banking corporation,
formerly, by merger, Irving
Trust Company, as Depositary
(herein called the
Depositary), hereby certifies
that . . . . . . . . is the
owner of American Depositary
Shares (Depositary Shares),
representing ordinary shares,
par value 500 pesetas per
share (Stock), of Corporacion
MAPFRE - Compania
Internacional de Reaseguros,
S.A., incorporated under the
laws of Spain (the Company).
Each such Depositary Share
represents one fifth (1/5) of
a share (or evidence of rights
to receive such number of
shares) of Stock at the date
hereof, deposited or subject
to deposit at the offices of
one or more Custodians
(collectively referred to
herein as the Custodian).

2.	The Deposit Agreement.
This American Depositary
Receipt is one of a continuing
issue provided by the Company
for the convenience of its
non-resident shareholders
generally (such issue of
American Depositary Receipts
being herein called the
Receipts), all evidencing
rights of similar tenor with
respect to Stock deposited
under, and all issued and to
be issued upon the terms and
conditions set forth in, the
Amended and Restated Deposit
Agreement, dated as of
February 28, 1991 (the Deposit
Agreement), as the same may be
amended from time to time,
among the Company, the
Depositary and all Holders of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and becomes
bound by all the terms and
provisions thereof.  The
Deposit Agreement, together
with the Companys Memorandum
and  Articles of Association,
(copies of which are on file
and may be inspected at the
Depositarys corporate trust
office, and at the Custodians
principal office or at such
other place or places as the
Depositary shall determine)
set forth the rights of
Holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Stock deposited and any and
all other securities, property
and cash from time to time
held thereunder (Deposited
Securities).  The statements
made on the face and the
reverse of this Receipt are
summaries of certain
provisions of the Deposit
Agreement, as well as the
Companys Memorandum and
Articles of Association, and
are qualified by and subject
to the detailed provisions
thereof, to which reference is
hereby made.  Capitalized
terms not defined herein shall
have the meanings set forth in
the Deposit Agreement.

3.	Surrender of Receipts and
Withdrawal of Stock.  Upon
surrender of this Receipt to
the Depositary at its
corporate trust office or at
such other offices as it may
designate and upon payment of
the fee of the Depositary and
subject to the provisions of
the Deposit Agreement, the
Holder hereof is entitled to
delivery to him upon his order
of the Stock and any other
Deposited Securities at the
time represented by this
Receipt.

4.	Transfer, Split-ups,
Combinations.  This Receipt is
transferable on the books of
the Depositary upon surrender
of this Receipt to the
Depositary at such offices as
it may designate, properly
endorsed or accompanied by a
properly executed and duly
stamped instrument of
transfer, and upon such
transfer, and subject to the
provisions of the Deposit
Agreement, the Depositary
shall execute and deliver a
Receipt to or upon the order
of the person entitled
thereto.  This Receipt may be
split into other Receipts or
combined with other Receipts
into one Receipt, evidencing
the same aggregate number of
Depositary Shares as the
Receipt or Receipts sur-
rendered.

5.	Conditions to Execution
and Delivery, Registration of
Transfer, etc. of Receipts.
Prior to the execution and
delivery, registration of
transfer, split-up,
combination or surrender or
exchange of any Receipt, the
Depositary may require payment
of a sum sufficient for
reimbursement of any tax or
other governmental charge and
any stock transfer
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Stock being
deposited or withdrawn) and
payment of any fee to it, may
require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with such
regulations, if any, as it may
establish pursuant to  the
Deposit Agreement or this
Receipt, including, without
limitation, the Reverse of
this Receipt paragraph (14).
Any person presenting Stock
for deposit or any Holder of a
Receipt may be required to
file such proof of citizenship
or residence, exchange control
approval, legal or beneficial
ownership or other
information, as the Depositary
may deem necessary or proper
or as may be requested by the
Company.  No Stock shall be
accepted for deposit unless
accompanied by evidence that
any necessary approval has
been granted by the
governmental body in Spain, if
any, which is then performing
the function of the regulation
of currency exchange.

6.	Suspension of Delivery,
Transfer, etc.  The delivery
of Receipts against deposits
of Stock generally or against
deposits of particular Stock
may be suspended, or the
registration of transfer of
Receipts in particular
instances may be refused, or
the registration or transfer
of outstanding Receipts
generally may be suspended
during any period when the
transfer books of the
Depositary, any registrar for
the Receipts, or the Company
are closed, or during any
period when such action is
deemed necessary or advisable
by the Depositary or the
Company at any time in
connection with voting at any
meeting of shareholders or the
payment of dividends or
because of any requirement of
law or of any government or
governmental body or
commission subject to the
Reverse of this Receipt
paragraph (14).  The surrender
of outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Stock in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of Deposited Securities.
Without limitation of the
foregoing, the Depositary will
not knowingly accept any Stock
that if sold by the Holders
thereof in the United States
would be required to be
registered under the United
States Securities Act of 1933,
as amended, unless a
registration statement is in
effect as to such Stock, or
unless the  Depositary shall
receive a written opinion from
counsel in the United States
acceptable to the Company, to
the effect that such registra-
tion is not required.

7.	Liability of Holder for
Taxes.  Any tax or other
governmental charge payable by
or on behalf of the Depositary
with respect to any Deposited
Securities represented hereby
shall be payable by the Holder
hereof to the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt, or any withdrawal of
Deposited Securities
represented hereby,  until
such payment is made, and may
withhold dividends or other
distributions, or may sell
(after attempting by reason-
able means to notify the
Holder prior to such sale) any
part or all of the Deposited
Securities represented hereby,
and may apply such dividends
or distributions or the
proceeds of any such sale
towards such tax or charge,
the Holder hereof remaining
liable for any deficiency.

8.  Loans and Pre-Release.  In
its capacity as Depositary,
the Depositary will lend
neither the Stock held under
the Deposit Agreement nor the
Receipts; provided, however,
that the Depositary reserves
the right to (i) issue
Receipts prior to the receipt
of Stock pursuant to Section
2.02 of the Deposit Agreement
and (ii) deliver Stock prior
to the receipt and
cancellation of Receipts
pursuant to Section 2.05 of
the Deposit Agreement,
including Receipts which were
issued under (i) above but for
which Stock may not have been
received.  The Depositary may
receive Receipts in lieu of
Stock under (i) above and
receive Stock in lieu of
Receipts under (ii) above.
Each such transaction will be
(a) accompanied by a written
representation from the person
to whom Receipts or Stock are
to be delivered that such
person, or its customer, owns
the Stock or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The
Depositary will normally limit
the number of Receipts and
Stock involved in such
transactions at any one time
to thirty percent (30%) of the
Receipts outstanding (without
giving effect to Receipts
outstanding under (i) above),
or Stock held under the
Deposit Agreement,
respectively; provided,
however, that the Depositary
reserves the right to change
or disregard such limit from
time to time as it deems
appropriate.  The Depositary
will also set limits with
respect to the number of
Receipts and Stock involved in
transactions to be done under
the Deposit Agreement with any
one person on a case by case
basis as it deems appropriate.

The Depositary may retain for
its own account any
compensation received by it in
connection with the foregoing.

9.	Warranties by Depositor.
Every person depositing Stock
shall be deemed to represent
and warrant that such Stock
and each certificate therefor
is validly issued and
outstanding and fully paid and
nonassessable, and that the
person making such deposit is
duly authorized so to do.
Such representations and
warranties shall survive the
deposit of Stock and the
issuance of Receipts in
respect thereof.

10.	Amendment of Deposit
Agreement.  The form of the
Receipts and any provisions of
the  Deposit Agreement may be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment imposing or
having the effect of
increasing any fees or charges
payable by the Holders of
Receipts (other than  taxes or
other governmental charges,
registration fees and cable,
telex or facsimile
transmission and delivery
expenses) or otherwise
prejudicing any substantial
existing right of Holders of
Receipts shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Holders thereof.  Every Holder
of a Receipt at the time any
such amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Holder hereof to
surrender this Receipt and
receive therefor the
Deposited Securities
represented hereby, except in
order to comply with mandatory
provisions of applicable law.

11.	Charges of Depositary.
The Depositary will charge the
party to whom Receipts are
delivered against deposits of
Stock and the party
surrendering Receipts for
delivery of Stock and other
Deposited Securities, $5.00
per 100 Depositary Shares or
fraction thereof evidenced by
each receipt delivered or
surrendered, except that the
Company will pay such charges
for Receipts delivered against
deposits made in connection
with dividends in or free
distributions of Stock or in
connection with the exercise
by the Depositary of rights,
preferences or privileges to
subscribe for or to purchase
additional Stock made
available by the Depositary to
Holders of Receipts.  The
Company will pay other charges
of the  Depositary (subject in
certain cases to consultation
and agreement between the
Company and the Depositary),
with the exception of taxes
and other governmental
charges, stock transfer
registration fees on deposits
or transfer of Stock, and such
cable, telex or facsimile
transmission and delivery
charges as are expressly
provided in the Deposit
Agreement to be at the expense
of person depositing Stock or
Holders of Receipts.  Subject
to the Companys Memorandum and
Articles of Association, to
Spanish law, and to the Face
of Receipt Paragraph (8)
hereof, the Depositary or the
Custodian may own and deal in
any class of securities of the
Company and its affiliates and
in Receipts.

12.	Title to Receipts.  It is
a condition of this Receipt,
and every successive Holder
hereof by accepting or holding
the same consents and agrees,
that title to this Receipt
(and to the Depositary Shares
evidenced thereby), when
properly endorsed or
accompanied by a properly
executed instrument of
transfer, is transferable by
delivery with the same effect
as in the case of a negotiable
instrument; provided, however,
that until this Receipt shall
be transferred on the books of
the  Depositary, the
Depositary may,
notwithstanding any notice to
the contrary, treat the record
Holder hereof at such time as
the absolute owner hereof for
the purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement, and for all
other purposes.

13.	Available Information.
The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities and
Exchange Act of 1934.  Such
reports and documents may be
inspected and copied at the
public reference facilities
maintained by such Commission
located at Judiciary Plaza,
450 Fifth Street, N.W.,
Washington, D.C. 20549.

This American Depositary
Receipt shall not be entitled
to any benefits under the
Deposit Agreement or be valid
or obligatory for any purpose,
unless this American
Depositary Receipt shall have
been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary or, if a registrar
for the Receipts shall have
been appointed, countersigned
by the manual or facsimile
signature of a duly authorized
officer of such registrar.

Dated:________________
THE BANK OF NEW YORK,
Depositary


By_______________________
Authorized Officer


	The address of the
principal executive office of
the Depositary is 48 Wall
Street, New York, New York
10286.  The address of the
corporate trust office of the
Depositary is 101 Barclay
Street, New York, New York
10286.


Form of Reverse of Receipt

SUMMARY OF CERTAIN ADDITIONAL
PROVISIONS
OF THE DEPOSIT AGREEMENT


	1.	Dividends and
Distributions.  Whenever the
Depositary receives any cash
dividend or other cash
distribution on the Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any non-dollar
currency amounts distributable
to Holders of Receipts can in
its judgement be converted on
a reasonable basis into United
States dollars for
distribution to the record
Holders of Receipts entitled
thereto and subject to the
provisions of the Deposit
Agreement, convert such
dividend or distribution into
United States dollars and make
the resulting amount available
for distribution to such
Holders; provided, however,
that the amount distributed
will be reduced by any amounts
required to be withheld by the
Company or the Depositary on
account of taxes.  If the
Depositary shall determine
that non-dollar currency
amounts may not be converted
on a reasonable basis into the
United States dollars
available to it, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the depositary is
unobtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the non-dollar
currency amounts received by
the Depositary to the then
record Holders of Receipts
entitled thereto or hold such
non-dollar currency amounts
for the respective accounts of
such persons, without
liability for interest, and
distribute to them appropriate
warrants or other instruments
evidencing their rights to
receive such amount.  If any
distribution consists of a
dividend in, or free
distribution of, Stock, the
Depositary may in its
discretion, with the approval
of the Company, distribute to
the Holders of Receipts
entitled thereto additional
Receipts representing the
amount of Stock received as
such dividend or free
distribution.  Other
distributions received on the
Deposited Securities may be
made available to record
Holders of Receipts as
provided in the Deposit Agree-
ment.  In lieu of delivering
receipts for fractional
Depositary Shares in any such
case, the Depositary may, in
its discretion, sell the
amount of Stock represented by
the aggregate of such
fractions at public or private
sale, at such place or places
and upon such terms as it may
deem proper, and distribute
the net proceeds of any such
sale, all in the manner and
subject to the conditions
described in the Deposit
Agreement.

 	2.	Conversion of Non-
Dollar Currency.  Whenever the
Depositary shall receive or
hold non-dollar currency,
received by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property, rights,
preferences or privileges, and
if at the time the non-dollar
currency so received or held
can in the judgment of the
Depositary be converted (at
the official or other rate of
exchange) on a reasonable
basis into dollars available
to the Depositary, the
Depositary shall convert or
cause to be converted, by sale
or in any other manner that it
may determine, such non-dollar
currency into dollars, and
such dollars shall be
distributed to the Holders of
Receipts entitled thereto or,
if the Depositary shall have
distributed any warrants or
other instruments which
entitle the Holders thereof to
such dollars, then to the
holders of such warrants or
instruments upon surrender
thereof for cancellation.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable.

	If at any time the
Depositary shall determine
that in its judgment any non-
dollar currency received by
the Depositary is not
convertible on a reasonable
basis available to it in
dollars, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion of
the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
shall in its discretion, but
subject to applicable laws and
regulations, either (i)
distribute such non-dollar
currency to the Holders of
Receipts entitled to receive
the same, or (ii) hold such
non-dollar currency for the
respective accounts of such
persons, without liability for
interest, and distribute or
make available to them
appropriate warrants or other
instruments evidencing their
rights to receive such non-
dollar currency.

	If any such conversion of
non-dollar currency, in whole
or in part, can be effected as
aforesaid for distribution to
some but not all of the
Holders of Receipts entitled
thereto, the Depositary may in
its discretion make such
conversion and distribution in
dollars, to the extent such
currency shall be convertible
as aforesaid, to the Holder of
Receipts entitled thereto and,
with respect to the balance of
such non-dollar currency,
shall in its discretion, but
subject to any applicable law
and regulations, either (i)
distribute or make available
for distribution such balance
to the persons who were
Holders of Receipts entitled
thereto with respect to whom
such conversion could not then
be effected or (ii) hold such
balance for the respective
accounts of such persons,
without liability for
interest, and distribute to
them appropriate warrants or
other instruments evidencing
their rights to receive such
balance.

	3.	Rights, Preferences
or Privileges.  In the event
that the Company shall offer
or cause to be offered to the
Holders of any Deposited
Securities any rights,
preferences or privileges to
subscribe for or to purchase
additional Stock or any
rights, preferences or
privileges of any other
nature, such rights,
preferences or privileges
shall be made available by the
Depositary to the Holders of
Receipts in such manner as the
Depositary may determine,
either by the issue to the
record Holders entitled
thereto of warrants
representing such rights,
preferences or privileges or
by such other method as may be
approved by the Depositary in
its discretion; provided,
however, that if at the time
of issue or offer of any
rights, preferences or
privileges the Depositary
determines that it is not
lawful or not feasible to make
such rights available to
record Holders of Receipts by
the issue of warrants or
otherwise, or if and to the
extent such rights are not
exercised and appear about to
lapse, the Depositary in its
discretionary may, if the
applicable laws permit such
transfer, sell such rights,
preferences or privileges at
public or private sale, at
such place or places and upon
such terms as it may deem
proper, and distribute the net
proceeds to the record Holders
of Receipts entitled thereto
as in the case of a
distribution received in cash.

	If registration under the
Securities Act of 1933, as
amended, of the Securities to
which any rights, preferences
or privileges relate is
required in order for the
Company to offer such rights,
preferences or privileges to
Holders of Receipts and sell
the securities represented by
such rights, preferences or
privileges, the Company is not
required to offer such rights,
preferences or privileges to
Holders of Receipts or the
Depositary under any
circumstances.  In no event
shall the Depositary offer
such rights, preferences or
privileges to the Holders of
Receipts unless the offering
and sale of such securities to
the Holders of such Receipts
are exempt in the opinion of
counsel from registration
under the provision of such
Act.

	4.	Fixing of Record
Date.  Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of shares of Stock
that are represented by each
American Depositary Share or
whenever the Depositary shall
receive notice of any meeting
of Holders of shares of Stock
or other Deposited Securities,
the Depositary will fix a
record date for the
determination of the Holders
of Receipts who will be
entitled to receive such
dividend, distribution or
rights, or the net proceeds of
the sale thereof, or to give
instructions for the exercise
of voting rights at any such
meeting, or for fixing the
date on or after which each
American Depositary Share will
represent the changed number
of shares of Stock, subject to
the provisions of the Deposit
Agreement.  The Company shall
give the Depositary written
notice of the fixing of any
such record date no later than
the date on which the Company
published a notice of the date
in the press, as specified by
Spanish law.

	5.	Voting Deposited
Securities.  Upon receipt of
any notice of fixing of a
record date by the Company for
any meeting of Holders of
Stock or other Deposited
Securities, the Depositary
shall, as soon as practicable
after fixing a record date for
determining the record Holders
of Receipts entitled to give
instructions for the exercise
of voting rights, as provided
in the Deposit Agreement, and
after receipt from the Company
of notice of such meeting,
mail to such Holders (a) such
information as is contained in
such notice of meeting, (b) a
statement that such Holders of
Receipts at the close of
business on a specified record
date will be entitled, subject
to any applicable provisions
of law and of the memorandum
and Articles of Association of
the Company, to instruct the
Depositary as to the exercise
of the voting rights
pertaining to the amount of
Stock and other Deposited
Securities represented by
their Depositary Shares, and
(c) a brief statement as to
the manner in which such
instructions may be given,
including an express
indication that instructions
may be given to the Depositary
to give a discretionary proxy
to a person designated by the
Company.  Upon the written
request to a record Holder of
a Receipt on such record date,
the Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the
amount of Stock or other
Deposited Securities
represented by such Receipt in
accordance with any
nondiscretionary instructions
set forth in such request.
The Depositary has agreed not
to vote the Deposited
Securities underlying this
Receipt except in accordance
with instructions from the
Holder of such Receipt.

	6.	Changes Affecting
Deposited Securities.  Upon
any change in par value, split
up, consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger,
amalgamation or consolidation
or sale of assets affecting
the Company or to which it is
a party, the Depositary in its
discretion, with  the approval
of the Company, may treat any
securities received by the
Depositary in exchange for or
on conversion of or in respect
of Depositary Securities as
new Deposited Securities, and
Receipts then outstanding
shall thenceforth represent
such new Deposited Securities.
In any such case the
Depositary may in its
discretion, with the approval
of the Company, execute and
deliver additional Receipts as
in the case of a stock
dividend, or may call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

	7.	Reports; Inspection
of Transfer Books.  The
Depositary will make available
for inspection by Holders of
Receipts at its corporate
trust office and at such other
places as it may deem
advisable any reports and
communications received from
the Company which have been
translated into English and
which are both (a) received by
the Depositary or its nominee
as the Holder of the Deposited
Securities, and (b) made
generally available to the
Holders of such Deposited
Securities by the Company.
The Depositary will also mail
or make available to record
Holders of Receipts copies of
such reports and
communications as provided in
the Deposit Agreement when
furnished by the Company.  Any
such reports and
communications, including
proxy soliciting material,
furnished to the Depositary by
the Company shall be furnished
in English.  The Depositary
will keep books for the
transfer of Receipts which at
all reasonable times shall be
open for inspection by Holders
of Receipts and the Company;
provided that such inspection
by Holders shall not be for
the purpose of communicating
with Holders in the interest
of a business or object other
than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

	8.	Liability of the
Company, the Depositary and
the Custodian.  Neither the
Depositary, nor the Company,
nor the Custodian shall incur
any liability to any Holder of
its Receipt, if by reason of
any provision of any present
or future law or regulation of
the United States, Spain or
any other country or of any
other action of any
governmental authority, or in
the case of the Depositary or
the Custodian by reason of any
provision, present or future,
of the Memorandum and Articles
of Association of the Company,
or by reason of any act of God
or war or other circumstance
beyond its control, the
Depositary, the Custodian or
the Company shall be prevented
or forbidden from, or
subjected to any civil or
criminal penalty on account
of, doing or performing any
act or thing which by the
terms of the Deposit Agreement
it is provided shall be done
or performed; nor shall the
Depositary, the Custodian or
the Company incur any
liability to any Holder hereof
by reason of any non-
performance or  delay, caused
as aforesaid, in the
performance of any act which
is so provided shall or may be
done, or by reason of any
exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.

	9.	Obligations of the
Depositary, the Custodian and
the Company.  Neither the
Depositary, nor the Company
nor the Custodian assumes any
obligation nor shall any of
them be subject to any
liability under the Deposit
Agreement to Holders of
Receipts, except that each
agrees to use its best judg-
ment and good faith in the
performance of obligations and
duties specifically set forth
in the Deposit Agreement.

	Neither the Depositary
nor the Company shall be under
any obligation to appear in,
prosecute or defend any
action, suit or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless satisfactory indemnity
be furnished as often as may
be required and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary, nor the Company
nor the Custodian shall be
liable for any action or non-
action by it in reliance upon
the advice of or information
from legal counsel,
accountants, any person
presenting Stock for deposit,
any Holder of a Receipt, or
any other person believed by
it in good faith to be
competent to give such advice
or information.  The
Depositary will not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities or for the manner
or effect of any such vote, as
long as any such action or
non-action is in good faith.
The Company has agreed to
indemnify the Depositary, the
Custodian an the Registrar
against, and hold each of them
harmless from, any liability
expense which may arise out of
acts performed or omitted in
accordance with the provisions
of the  Deposit Agreement and
of the Receipts, as the same
may be amended, modified or
supplemented from time to
time, (in) by either the
Depositary or the Custodian,
except for any liability
arising out of the negligence
or bad faith or either of
them, or (ii) by the Company
or any of its agents.  The
Depositary has agreed to
indemnify the Company against,
and hold it harmless from, any
liability which may arise out
of acts performed or omitted
by the Depositary or the
Custodian due to their own
negligence or bad faith.

	10.	Resignation and
Removal of Depositary;
Substitution of Custodian.
The Depositary may at any time
(i) resign by written notice
of its election so to do
delivered to the Company and
the Custodian, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment, or (ii) be
removed by the Company effec-
tive upon the appointment of a
successor depositary and its
acceptance of such
appointment, all as provided
in the  Deposit Agreement.
The Depositary may at any time
appoint a substitute or
additional Custodians.

	11.	Termination of
Deposit Agreement.  The
Depositary will, if the
Company at any time so
requests, terminate the
Deposit Agreement by mailing
notice of such termination to
the record Holders of all
American Depositary Receipts
then outstanding.  The
Depositary may likewise
terminate the Deposit
Agreement in accordance with
the same notice requirements
if at any time 60 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment.  Upon termination
of the Deposit Agreement, the
Company shall be discharged
from all obligations
thereunder except or its
obligations to the Depositary,
the Depositarys agents, the
registrar of the Receipts, if
any, and the Custodian with
respect to indemnification,
charges and expenses.

	If any Receipts shall
remain outstanding after the
date of termination, the
Depositary thereafter shall
discontinue the transfer of
Receipts, shall suspend the
distribution of dividends to
the Holders thereof, and shall
not give any further notices
(other than notice of such
termination) or perform any
further acts under the Deposit
Agreement, except as provided
below and except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights, preferences or
privileges as provided in the
Deposit Agreement and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights, preferences,
privileges or other property,
in exchange for Receipts sur-
rendered to the Depositary.
Upon termination of the
Deposit Agreement, the
Depositary shall deliver Stock
in respect of such Receipts so
surrendered pursuant to the
Deposit Agreement.  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement at public or
private sale, at such place or
places and upon such terms as
it deems proper and may
thereafter hold the net
proceeds of any such sale,
together with any other cash
then held by it under the
Deposit Agreement, without
liability for interest,
unsegregated and for the pro
rata benefit of the Holders
which have not theretofore
surrendered their Receipts,
such Holders  thereupon
becoming general creditors of
the Depositary with respect to
such net proceeds.

	12.	Withholding.
Notwithstanding any other
provision of this Receipt, in
the event that the Depositary
determines that any
distribution in property or
cash (including Stock and
rights to subscribe therefor)
is subject to any tax which
the Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion of
such property (including Stock
and rights to subscribe
therefor) in such amounts and
in such manner, including by
public or private sale, as the
Depositary deems necessary and
practicable to pay such taxes,
and the Depositary shall
distribute the net proceeds of
any such sale or the balance
of any such property after
deduction of such taxes to the
Holders of Receipts entitled
thereto in proportion to the
number of Depositary Shares
held by them respectively.
The Depositary will remit to
the appropriate governmental
authority all amounts so
withheld by it and owing to
such agency.

	13.	Governing Law.  This
Receipt and all rights
hereunder and provisions
hereof shall be governed by
and construed in accordance
with the laws of the State of
New York, United States of
America.

	14.	Compliance with U.S.
Securities Laws.
Notwithstanding any terms of
the Deposit Agreement or this
Receipt to the contrary, the
Company and the Depositary
each agrees that it will not
exercise any rights it has
under the Deposit Agreement to
prevent the withdrawal or
delivery of Deposited
Securities in a manner which
would violate the United
States securities laws,
including, but not limited to,
Section I A(1) of the General
Instructions to the Form F-6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.

	FOR VALUE RECEIVED, the
undersigned hereby sells, as-
signs, and transfers unto
                     the
within American Depositary
Receipt and all rights and
interest represented thereby,
and hereby irrevocably
constitutes and appoints
                    attorney,
to transfer the same on the
books of the within named
Depositary, with full power of
substitution in the premises.


Dated: . . . . . . . . . . . .
.. . .

Signature: . . . . . . . . . .
.. . .

Signature Guaranteed:




	NOTE:  The signature to
any endorsement hereon must
correspond with the name as
written upon the face of the
Receipt, in every particular,
without alteration or
enlargement, or any change
whatever.

Corporacion Mapfre SA
Form F-6 Filing No.33-28271

Effective October 30, 2006, the nominal value is EUR0.10





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